EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JULY 24, 2024 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2024, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2024, as supplemented. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may view, print, and download these documents, free of charge, at the Trust’s website at https://equitable-funds.com.

The section of the SAI entitled “Proxy Voting Policies and Procedures” is amended by replacing the first sentence of the last paragraph with the following sentence:

Information regarding how the Portfolios and predecessor series voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling toll-free at 1-877-522-5035, (2) on the Trust’s website at https://equitable-funds.com and (3) on the SEC’s website at https://www.sec.gov.